SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:
    [ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                               the Commission Only (as
                                               Permitted by Rule 14a-6(e)(2)
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act
        Rules 14a-6(I)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total Fee Paid:
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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule or Registration Statement No.:
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

                        SANTA FE FINANCIAL CORPORATION
                              820 MORAGA DRIVE
                        LOS ANGELES, CALIFORNIA 90049

                                (310) 889-2500

                          ---------------------------


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 27, 2003



To The Shareholders of Santa Fe Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on February 27, 2003 at 2:30 P.M. at the Luxe Summit Hotel Bel Air located at 11461 Sunset Boulevard, Los Angeles, California 90049 for the purpose of considering and acting on the following:

    1. The election of three Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2003; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on January 10, 2003 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 28, 2003

                                         By Order of the Board of Directors,

                                         /s/ Michael G. Zybala

                                         Michael G. Zybala
                                         Secretary

                         SANTA FE FINANCIAL CORPORATION
                              820 MORAGA DRIVE
                        LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500


                        ----------------------------
                              PROXY STATEMENT
                        ----------------------------


                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 27, 2003


The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on February 28, 2003 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 31, 2003. Only shareholders of record at the close of business on January 10, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on January 10, 2003. There were 1,178,210 shares of common stock and 63,600 shares of convertible voting preferred stock outstanding on that date. The preferred shares are entitled to vote as if converted to common stock. Of the total 1,241,810 voting shares outstanding, a majority, or 620,905 shares will constitute a quorum for the transaction of business at the meeting.
Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                         ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, John C. Love and William
J. Nance. The persons named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have three directors so you have a total of 3 x 100 = 300 votes. You could give all 300 votes to one person or 150 votes to each of two nominees, or 100 votes to each of three nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.


                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                Present                             Owned on        Percent
                                Position           Director        January 10,        of
     Name            Age     With the Company        Since            2003           Class(1)
--------------------------------------------------------------------------------------------
John V. Winfield      56     Chairman, President     1995           709,996(2)        57.2%
                             and Chief Executive
                             Officer

William J. Nance      58     Director                1996                 0(3)         0.0%


John C. Love          62     Director                1998                 0            0.0%

Michael G. Zybala     50     Vice President,
                             Secretary, Treasurer
                             and General Counsel     N/A                  0            0.0%

All of the above as a group                                         709,996         57.2%
---------------------------

(1) Based on 1,241,810 voting shares issued and outstanding, which consist of 1,178,210 shares of common stock and 63,600 shares of convertible voting preferred stock.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of common stock. The InterGroup Corporation ("InterGroup") is the beneficial owner of 596,996 shares of common stock and 63,600 shares of preferred stock. As the President, Chairman of the Board and a 54.9% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

Security Ownership of Management in Subsidiary

As of January 10, 2003, Santa Fe was the record and beneficial owner of 505,207 shares of the common stock of its 68.8%-owned subsidiary, Portsmouth Square, Inc. The President and Chairman of the Board of Santa Fe has voting power with respect to common shares of Portsmouth owned by Santa Fe. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.


BUSINESS EXPERIENCE:

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996.
Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), a public company, and has held those positions since 1987. Mr. Winfield is also a director of Healthy Planet Products, Inc. ("HPP"), a public company. Mr. Winfield also serves as Chairman of the Board of Etz Lavud, Ltd., a public company.

William J. Nance -- Mr. Nance was first elected to the Board in May of 1996. Mr. Nance is also a director of Portsmouth. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director of InterGroup and has held such position since 1984. Mr. Nance also serves as a Director of HPP, having first been elected on August 5, 1998.

John C. Love -- Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant based in Orinda, California. He was formerly a partner in the national CPA and consulting firm of Pannel Kerr and Forster. Mr. Love has extensive experience in hotel development, acquisition and development. He is chairman emeritus of Golden Gate University in San Francisco. Mr. Love is also a Director of Portsmouth, having first been appointed in March 1998, and a Director of InterGroup, having first been appointed in January 1998.

Michael G. Zybala -- Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998 and Treasurer on May 16, 2000. He is also Vice President, Secretary, Treasurer and General Counsel of Portsmouth. Mr. Zybala has served as the Company's General Counsel since 1995 and has
represented the Company as its corporate counsel since August 1993.    Mr.
Zybala is a Director of HPP and serves as the company's Secretary. He was appointed as a Director of HPP on June 17, 1998 and elected as Secretary on August 5, 1998. Mr. Zybala also serves as Assistant Secretary and counsel to InterGroup and served as InterGroup's Vice President Operations from January 1999 to July 15, 2002.

Board Meetings

For the fiscal year ended June 30, 2002, the Board of Directors held six meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period he or she has been a director.

Committees

The Company has established two standing committees, a Securities Investment Committee and an Audit Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors.

On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company's investment policies. The Committee consists of all the members of the Board, with Mr. Winfield serving as Chairperson. During fiscal 2002, the Securities Investment Committee held ten meetings, in person, telephonically or by written consent with, all members attending each meeting.

The Company is a Small Business Filer under SEC rules. The Company's Audit Committee is comprised of Messrs. Nance (Chairperson) and Love, each of who are independent directors as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable, and as may be modified or supplemented. Each of these directors also meets the financial management expertise test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee held five meetings during the 2002 Fiscal Year. On June 8, 2000, the Company's Board of Directors adopted a written charter for the Audit Committee, which was amended in January 2003. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.


                          AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent accountants; review and appraise the audit efforts of the Company's independent accountants; and provide an open avenue of communications among the independent accountants, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2002, the Company retained its independent accountants, PricewaterhouseCoopers LLP, to provide audit and audit related services. During the fiscal year ended June 30, 2002, the Company paid PricewaterhouseCoopers a total of $33,635 related to such audit services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by FAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with PricewaterhouseCoopers LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and PricewaterhouseCoopers LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.


                            THE AUDIT COMMITTEE:
                        WILLIAM J. NANCE, CHAIRPERSON
                                JOHN C. LOVE


            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2002 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                           EXECUTIVE COMPENSATION

As a small business issuer, Santa Fe has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation awarded to, earned by, or paid to the Chief Executive Officer ("CEO"), and any qualifying Executive Officers or employees, for all services to the Company and its subsidiaries for fiscal years ended June 30, 2002, 2001 and 2000.


                            SUMMARY COMPENSATION TABLE

                                Annual Compensation
                    ---------------------------------------------
Name and Principal                                             Other Annual
Position                       Year     Salary       Bonus     Compensation
------------------             ----     ------       -----     -------------
John V. Winfield               2002    $230,000(1)    $ 0        $12,000(2)
Chairman, President and        2001    $240,000(1)    $ 0        $12,000(2)
Chief Executive Officer        2000    $240,000(1)    $ 0        $12,000(2)

Michael G. Zybala              2002    $ 88,125(3)      -              -
Vice President, Secretary,     2001    $ 98,271(3)    $11,250          -
Treasurer and General Counsel  2000    $ 97,466(3)    $15,000          -
-----------------------------

(1) Includes salary received from the Company's subsidiary, Portsmouth, in the amounts of $88,125, $90,000 and $90,000 and for the fiscal years 2002, 2001 and 2000, respectively. Does not include total compensation received from Santa Fe's parent corporation, InterGroup, of $339,109, $339322 and $331,800 for fiscal years ended June 30, 2002, 2001 and 2000, respectively.

(2) Amounts shown reflect regular annual director's fees paid by Santa Fe and Portsmouth, each in the amount of $6,000. During fiscal 2002, 2001 and 2000, the Company and Portsmouth also paid annual premiums of $25,500 and $17,000, respectively, for split dollar whole life insurance policies, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's
family.    The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payments to the beneficiary.

(3) Approximately $70,500, $87,500 and $84,000 of Mr. Zybala's salary and bonus was allocated to Portsmouth in fiscal years 2002, 2001 and 2000, respectively. Does not include total compensation received from Santa Fe's parent corporation, InterGroup, of $33,375, $35,677, and $34,999 for fiscal years ended June 30, 2002, 2001 and 2000, respectively.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.


                              DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 10, 2003, Santa Fe owned 68.8% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 57.2% of the voting stock of Santa Fe. All of the Company's Directors serve as directors of InterGroup and all three of the Company's Directors serve on the Board of Portsmouth.

Certain costs and expenses, primarily salaries, rent and insurance, are allocated between the Company, its subsidiary, Portsmouth, and InterGroup based on management's estimate of the utilization of resources. Effective June 30, 1998, certain accounting and administrative functions of the Company and its subsidiaries, were transferred to the Los Angeles, California offices of InterGroup. During the fiscal years ended June 30, 2002 and 2001, the Company and Portsmouth made payments to InterGroup in the total amount of approximately $222,900 and $223,000, respectively, for administrative costs and reimbursement of direct and indirect costs associated with the management of the Companies and their investments, including the partnership asset.

John V. Winfield, the Company's Chairman and President, and Michael G. Zybala, the Company's Vice President, Secretary and Treasurer, also serve as officers of InterGroup and Portsmouth. Santa Fe and Portsmouth share corporate office space with Santa Fe's parent company, InterGroup. Since all three companies share the same office space, Mr. Winfield and Mr. Zybala can allocate their time between the different companies more efficiently on an as needed basis. Mr. Winfield' time and salary is primarily allocated according to the asset base of the three companies that he oversees. The Company believes that such an allocation is a fair estimate of the actual time Mr. Winfield spends managing the respective companies. Mr. Zybala's time and salary is allocated based on the amount of time he spends on each company according to their needs. Such an arrangement also results in savings in corporate overhead. For example, Mr. Zybala serves as legal counsel for all three companies and assists with all of their corporate functions including governmental compliance. Mr. Zybala also helps oversee the operations of Santa Fe and Portsmouth, with a primary emphasis on the operations of Portsmouth's hotel asset. By sharing the costs of Mr. Zybala's salary, the companies obtain the full benefit of his services at a fraction of the cost that it would incur by engaging separate counsel or hiring additional personnel.

In September 1999, the Company's subsidiary, Woodland Village, obtained a 5-year interest only note in the amount of $162,563 from InterGroup. The note carries a 7.75% interest rate and matures on September 29, 2004.

During fiscal 2002, the Company paid $51,516 in preferred stock dividends to InterGroup.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, directs the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also oversees the investment activity of Santa Fe and Portsmouth. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Portsmouth and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Portsmouth and InterGroup, at risk in connection with investment decisions made on behalf of the Company.

In December 1998, Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal years 2002 and 2001, the Company paid annual premiums of $25,500 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary. During fiscal 2002 and 2001, Portsmouth paid annual premiums of $17,000 for a split dollar policy also covering Mr. Winfield.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families that require disclosure.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY

                   PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of January 10, 2003, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.


Name and Address of                Amount and Nature of         Percent
Beneficial Owner                  Beneficial Ownership(1)      of Class(2)
-------------------               ----------------------   ------------------

Guinness Peat Group plc ("GPG")          89,858(3)                 7.6%
Allied Mutual Insurance
     Services ("AMI")
  Second Floor, 21-26 Garlick Hill
  London ECHV 2AU, England

The InterGroup Corporation              660,596(4)                53.2%
  820 Moraga Drive
  Los Angeles, CA 90049

John V. Winfield                         49,400                    4.2%
  820 Moraga Drive
  Los Angeles, CA 90049

The InterGroup Corporation and          709,996(5)                57.2%
  John V. Winfield as a group
------------------------------
(1) Unless otherwise indicated, and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 1,178,210 shares of Common Stock issued and outstanding as of January 10, 2003, plus any securities that the person has aright to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Based on their Statement on Schedule 13D (Amendment No. 6) dated June 13, 2001, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of, 89,858 shares (post stock split) of Santa Fe's Common Stock owned beneficially and of record by GPG and through AMI. Of that amount, 52,858 shares are beneficially owned by GPG and 37,000 by AMI.

(4) InterGroup is the beneficial owner of 596,996 shares of Common Stock and 63,600 shares of convertible, voting preferred stock, which shares are entitled to vote as if converted to Common Stock.

(5) Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup has the power to vote the 49,400 shares of Common Stock owned by Mr. Winfield.
As President, Chairman of the Board and a 54.9% shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

As of January 10, 2003, there were 1,178,210 shares of the Company's Common Stock outstanding, which were held by approximately 492 shareholders of record and approximately 800 beneficial owners.


Securities Authorized for Issuance Under Equity Compensation Plans.

Santa Fe has no securities authorized for issuance under equity compensation plans.

                               PROPOSAL II

           RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as the Company's independent accountants for the fiscal year ending June 30, 2003 and recommends to shareholders that they vote for the ratification of this selection. PricewaterhouseCoopers LLP has served as the Company's independent accountants commencing with the audit for the year ended December 31, 1997. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.


                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.


                          SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2003 Annual Meeting of Shareholders will be held on or around January 39, 2004. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2003 Annual Meeting must be received by the Company no later than September 30, 2003. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                        FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2002 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2002, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Michael G. Zybala, Secretary, Santa Fe Financial Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the company on January 10, 2003. The Company's Form 10-KSB and other reports are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION

                                     Michael G. Zybala
                                     Secretary


Dated: Los Angeles, California
       January 28, 2003

                                  APPENDIX A

                        SANTA FE FINANCIAL CORPORATION

                            AUDIT COMMITTEE CHARTER


Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of not less than two members of the Board, and the Committee's composition will meet the requirements of (i) the Audit Committee policy of the Nasdaq Stock Market as set forth in Rule 4460(d) of the NASD Manual as modified or supplemented from time to time and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     2.  Are not affiliates of the Company;

     3. Do not receive any compensation from the Company other than in the capacity as director; and

     4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will be a financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-KSB) prior to the filing of the Form 10-KSB or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by FAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-QSB or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

     5. The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the independent auditors on:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

     (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

     10. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     11. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     12. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     16. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     17. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     18. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

PROXY                                                                   PROXY
                       SANTA FE FINANCIAL CORPORATION
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 27, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, or either of them, as proxies, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2002 Annual Meeting of Shareholders of Santa Fe Financial Corporation and at any adjournments thereof, as indicated on the reverse hereof and the proposals for Election of Directors, Ratification of Appointment of Independent Accountants and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

   PLEASE SIGN ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE

                                                              -----------
                                                              SEE REVERSE
                                                              -----------


1. Election of Directors: NOMINEES: John V. Winfield, John C. Love and William J. Nance.

      CHECK ONE: [ ] FOR ALL NOMINEES      [ ] WITHHELD FROM ALL NOMINEES

                 [ ]  ---------------------------------------------------
                      FOR, EXCEPT VOTE WITHHELD FROM THE ABOVE NOMINEE(S)


2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending June 30, 2003.
            [ ] FOR            [ ] AGAINST             [ ] ABSTAIN


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING IN A REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE. IF JOINT TENANTS, BOTH SHAREHOLDERS SHOULD SIGN.




                                              Dated: _______________, 2003

                                              ____________________________
                                              Signature

                                              ____________________________
                                              Signature if held jointly